SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 12, 2002



                                 Medamicus, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                  0-19467                     41-1533300
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)


15301 Highway 55 West
Plymouth, Minnesota                                       55447
------------------------------                 --------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (763) 559-2613

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Items 1, 2, 3, 4, 5, 6, and 8 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit
Number     Description
------     -----------

99.1 Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
           Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE.

On July 31, 2002, the Company filed its Quarterly Report on Form 10-QSB for the three-month period ending June 30, 2002 (the "10-QSB"). The Form 10-QSB certification of James D. Hartman, the President, Chief Executive Officer and Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification") is furnished herewith as Exhibit 99.1. The Certification is hereby incorporated into this Item 9.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MEDAMICUS, INC.

                                        By:    /s/ James D. Hartman
                                            ------------------------------------
                                        President, Chief Executive Officer and
                                        Chief Financial Officer


Dated: August 12, 2002

                                  EXHIBIT INDEX

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer and Chief Financial Officer.